Exhibit 99.6 Forward Air to Combine with Omni Logistics Creating the Category Leader in Expedited LTL August 10, 2023

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements may reflect Forward Air Corporation’s (“Forward”) expectations, beliefs, hopes, intentions or strategies regarding, among other things, the potential transaction (the “Proposed Acquisition”) between Forward and Omni Logistics, LLC (“Omni”), the expected timetable for completing the Proposed Acquisition (including the timing for realizing any such synergies and the conversion of revenue synergies to adjusted EBITDA), the benefits and expected cost and revenue synergies of the Proposed Acquisition and future opportunities for the combined company, as well as other statements that are other than historical fact, including, without limitation, statements concerning future financial performance, future debt and financing levels (including the achievement of targeted deleveraging within the expected time frames or at all), investment objectives, implications of litigation and regulatory investigations and other management plans for future operations and performance. Words such as “anticipate(s),” “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. Forward can give no assurance that its expectations will be attained. Forward’s actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward- looking statements. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause Forward’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation: • the parties’ ability to consummate the Proposed Acquisition and to meet expectations regarding the timing and completion thereof; • the satisfaction or waiver of the conditions to the completion of the Proposed Acquisition, including the receipt of all required regulatory approvals or clearances in a timely manner and on terms acceptable to Forward; • the risk that the parties may be unable to achieve the expected strategic, financial and other benefits of the Proposed Acquisition, including the realization of expected synergies and the achievement of deleveraging targets, within the expected time-frames or at all; • the risk that the committed financing necessary for the consummation of the Proposed Acquisition is unavailable at the closing, and that any replacement financing may not be available on similar terms, or at all; • the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected; • the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the Proposed Acquisition; • the risk that, if Forward does not obtain the necessary shareholder approval for the conversion of the perpetual non-voting convertible preferred stock to be issued by Forward in the Proposed Acquisition, Forward will be required to pay an annual dividend on such preferred stock; 2

Forward-Looking Statements (Cont’d) • the risks associated with being a holding company with the only material assets after completion of the Proposed Acquisition being the interest in the combined business and, accordingly, dependency upon distributions from the combined business to pay taxes and other expenses; • the requirement for Forward to pay certain tax benefits that it may claim in the future, and the expected materiality of these amounts; • risks associated with organizational structure, including payment obligations under the tax receivable agreement, which may be significant, and any accelerations or significant increases thereto; • the inability to realize all or a portion of the tax benefits that are currently expected to result from the acquisition of certain corporate owners of Omni, certain pre-existing tax attributes of Omni shareholders and tax attributes that may arise on the distribution of cash to other Omni shareholders in connection with the Proposed Acquisition, as well as the future exchanges of units of Forward’s operating subsidiary and payments made under the tax receivables agreement; • increases in interest rates; • changes in Forward’s credit ratings and outlook; • risks relating to the indebtedness Forward expects to incur in connection with the Proposed Acquisition and the need to generate sufficient cash flows to service and repay such debt; • the ability to generate the significant amount of cash needed to service the indebtedness; • the limitations and restrictions in surviving agreements governing indebtedness; • risks associated with the need to obtain additional financing which may not be available or, if it is available, may result in a reduction in the ownership of current Forward shareholders; • and general economic and market conditions. These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of Forward’s most recently filed Annual Report on Form 10- K, and as may be identified in Forward’s Quarterly Reports on Form 10-Q and current reports on Form 8-K. Except to the extent required by law, Forward expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Forward’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. Non-GAAP Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included Adjusted Revenue, Adjusted EBITDA and Adjusted EBITDA Leverage Ratio, non-GAAP financial measures, in this presentation. The reconciliation of these non-GAAP measures to the most directly comparable financial measure calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because these non-GAAP measures excludes certain items as described herein, they may not be indicative of the results that Forward expects to recognize for future periods. As a result, these non-GAAP measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. 3

FORWARD & OMNI Today’s Presenters Tom Schmitt J.J. Schickel Chairman and CEO of Forward CEO of Omni, President of Forward Post-Close of Transaction 4

FORWARD & OMNI Forward: Expedited LTL Built on Precision Execution • Forward, headquartered in Greeneville, TN, offers consistent and reliable transit and streamlined, damage-free deliveries, making Forward a leading Expedited Full Truckload/ transportation partner LTL Brokerage • Forward’s expansive transportation network and commitment to precision execution enable the fastest transit times and maximum handling efficiency, driving lower cargo damage versus traditional ground transportation providers Final Mile Intermodal 5

FORWARD & OMNI Omni: A Leading Asset-Light Logistics Provider • Omni, headquartered in Dallas, TX, is an asset-light, high-touch logistics and supply chain management company with deep customer relationships in high Domestic Freight International growth end markets Forwarding Freight Forwarding • Omni focuses on time-sensitive freight for U.S.- based customers operating both domestically and internationally Warehousing & Value-Added Customs Brokerage Services Fulfillment Services 6

FORWARD & OMNI Unites Two Businesses with Proven Track Records Category Leader in • Comprehensive • Advanced proprietary national network technology Expedited • Precision execution• 7,000+ customers LTL • Best on-time • Multi-disciplinary performance commercial engine • Lowest claims rate in • Full portfolio of the industry essential logistics Combination with Omni Will Accelerate services Forward’s Long-Term Growth Potential 7 7

FORWARD & OMNI Grow Forward: Achieving Our Full Potential 2019 2023 Focus on Higher Expanded Strategic Pricing Cleansed Network Quality Freight Customer Base Next Phase of Grow Forward Accelerating Forward’s ability to make high-value, competitively priced freight accessible to more customers 8

FORWARD & OMNI Advances Category Leadership in Expedited LTL Freight Enhances Promotes Combines Expands Substantial Expands Expedited Platform Differentiation Industry— Geographic Realizable Scale Through Leading Freight Footprint Synergy Service Teams Customer and Opportunity Offering Base Capacity 9

FORWARD & OMNI

Combination Meaningfully Accelerates Category Leadership in Expedited LTL


Total LTL TAM
~$86Bn
Expedited LTL TAM
~$15Bn
Forward
Market Share
~7%

Unique opportunity to scale and rapidly deliver category leadership in the $15 billion expedited LTL market

Source: Statista, Forward Management

Forward

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FORWARD & OMNI

Substantial Synergy Opportunities

Cost Synergies

Expected to realize up to ~$60MM within the first 6 months post-close and full run-rate savings by the end of 2025

- Network optimization
- Facilities consolidation
- SG&A rationalization
- Insourcing Omni's third-party domestic transport spend
- Technology enhancement

Up to **~$75MM** in Cost Synergy Opportunities (1)

Up to ~$125MM in run-rate EBITDA Synergy Opportunities (1)

Up to **$50MM** in Revenue-based EBITDA Synergy Opportunities (1)

Revenue Synergies

Expected to be gradually realized in the first three years post-close

- Cross-sell potential by delivering Forward's leading expedited LTL network to Omni's existing and new customer base
- Ability to deliver a host of high-touch services to Forward's existing customer base

Forward

Notes:

1. Assumes full realization of expected synergy opportunities, based on management estimates. Synergy opportunities are exclusive of one-time costs necessary to achieve such synergies, estimated to be approximately $36MM. Estimated revenue-based EBITDA synergy opportunities have been converted into EBITDA estimates assuming the full realization of the revenue synergy opportunities, based on an assumed margin percentage of 21%. This assumed margin percentage is based on management's estimates and an analysis of incremental margin by revenue segment.

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FORWARD & OMNI

Transaction Will Double Forward's Scale

Combined Adj. Revenue [(1)(2)]
($MM, June 30, 2023 LTM)


2.0x
3,703
240 (3)
1,643
1,820
1,820
Forward Standalone
Combined

Combined Adj. EBITDA [(1)(2)]
($MM, June 30, 2023 LTM)


2.1x
594
125 (3)(4)
181
287
287
Forward Standalone
Combined

■ Forward ■ Omni ■ Run-Rate Synergy Opportunities [(2)]

Notes:
1. Represents a Non-GAAP figure. Please see appendix for non-GAAP reconciliation.
2. Run-rate cost and revenue synergy opportunities are based on management estimates.
3. Assumes full realization of expected synergy opportunities, based on management estimates. Synergy opportunities are exclusive of one-time costs necessary to achieve such synergies, estimated to be approximately $36MM. Estimated revenue-based EBITDA synergy opportunities have been converted into EBITDA estimates assuming the full realization of the revenue synergy opportunities, based on an assumed margin percentage of 21%. This assumed margin percentage is based on management's estimates and an analysis of incremental margin by revenue segment.
4. Represents cost synergy opportunities of up to $75MM and revenue-based EBITDA synergies of up to $50MM.

Forward

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FORWARD & OMNI Maintaining Strong Financial Profile Allowing Rapid De-leveraging Anticipated Rapid De-leveraging Leverage of (1) 3.5x LTM Combined Adj. EBITDA from Strong Cash Flow Generation Expected Meaningful Forward Currently Intends to Maintain Existing Cash EPS Accretion in Year 2 Post-Close Dividend to Common Shareholders Note: 1. Represents a non-GAAP figure. Ratio assumes realization in full of estimated cost synergy opportunities. See appendix for calculation of ratio. 13

FORWARD & OMNI Expanded Geographic Footprint and Capacity to Better Serve LTL Network 300+ 12.7MM+ Locations Square Feet Forward • Combination of Omni’s 40+ strategically Omni located terminals with Forward’s comprehensive network of terminals will create a network flywheel for customers • Omni’s presence in Europe, Asia and South America will expand Forward’s international capabilities 14

FORWARD & OMNI Omni’s 7,000+ Customers Will Feed Forward’s Expedited LTL Network Forward’s National and Regional Hubs Omni’s Locations in Asia and Europe Expands Access to High-Growth, High-Value Sectors 15

Appendix

APPENDIX Summary of the Proposed Transaction • Omni shareholders to receive $150 million in cash and Forward stock resulting in 37.7% ownership by Omni shareholders on a fully-diluted, as-converted basis • Stock consideration consists of common stock and a newly designated series of perpetual, non-voting convertible preferred stock, which will be automatically converted into Forward common stock upon the approval of Forward shareholders in a vote to be held post-closing Transaction • Based on the closing price of Forward shares on August 9, 2023, consideration represents an enterprise value for Omni of $3.2 billion Consideration ‒ 17.9x EV / June 30 LTM Adjusted EBITDA; 10.6x including run-rate synergies of $125 million ‒ Forward expects meaningful cash EPS accretion in year two following close of the transaction • Tax Receivable Agreement entered into with Omni shareholders with respect to certain net realized tax benefits resulting from the transaction • Cash consideration and refinancing of existing indebtedness of Forward and Omni to be financed with a combination of existing cash and new debt Financing & • Forward has obtained debt commitments for up to $1,850 million, as well as an upsized revolving credit facility of $400 million Credit Impact • Anticipated leverage ratio of approximately 3.5x inclusive of run-rate cost synergies, with a post-close deleveraging (1) target of approximately 2.0x within approximately two full years post-close Note: 1. Represents a non-GAAP figure. Ratio assumes realization in full of estimated cost synergy opportunities. See appendix for calculation of ratio. 17

APPENDIX Summary of the Proposed Transaction (Cont’d) • Upon closing, Tom Schmitt will continue in his current role as Chief Executive Officer and Chairman of the combined company; J.J. Schickel, current Chief Executive Officer of Omni, will serve as President and be a director of the combined company at closing Management, • In addition, Omni shareholders will designate 3 other directors to the Forward Board at the closing of the transaction. Governance and Certain Omni shareholders will enter into voting agreements and other customary shareholder arrangements with Lock-up Forward • Omni shareholders subject to lock-up, with staged release starting after 180 days with full release not before 12 months from closing • Closing of the transaction is expected in the second half of 2023, subject to the receipt of regulatory approvals and Timeline the satisfaction of other customary closing conditions 18

APPENDIX Forward Non-GAAP Reconciliation 6 Months Ended 6 Months Ended 6/30/23 Revenue ($MM) FY2022 (1) 6/30/22 6/30/23 LTM GAAP Revenue 982 1,973 829 1,820 6 Months Ended 6 Months Ended 6/30/23 EBITDA Reconciliation ($MM) FY2022 (1) 6/30/22 6/30/23 LTM GAAP Net Income 98 193 56 151 Interest Expense 2 5 5 8 Income Tax Expense 33 68 19 54 Depreciation & Amortization 23 47 28 53 EBITDA 156 313 109 267 (2) Share Based Compensation 6 11 6 12 (3) Due Diligence and Integration Costs - - 7 7 (4) Reduction in Workforce - - 2 2 Adjusted EBITDA 162 325 124 287 Refer to footnotes on following slides; figures may not foot due to rounding 19

APPENDIX Omni Non-GAAP Reconciliation 6 Months Ended 6 Months Ended 6/30/23 Revenue Reconciliation ($MM) FY2022 (1) 6/30/22 6/30/23 LTM GAAP Revenue 928 1,872 682 1,627 (5) Pre-Acquisition Revenue and Adjustments 115 139 - 24 (6) Other Normalization Revenue Adjustments (2) 0 (4) (3) (7) Pro Forma Revenue Adjustments (2) (7) - (6) Adjusted Revenue 1,040 2,005 678 1,643 6 Months Ended 6 Months Ended 6/30/23 EBITDA Reconciliation ($MM) FY2022 (1) 6/30/22 6/30/23 LTM GAAP Net Income 19 16 (103) (106) Interest Expense 36 102 79 146 Depreciation & Amortization 23 56 32 65 Income Tax Benefit / Expense 3 6 (1) 2 EBITDA 81 180 8 107 (8) Pre-Acquisition Earnings and Adjustments 18 24 (0) 5 (9) Fair Value Adjustment of Contingent Consideration 7 (18) 12 (13) (10) Transaction Expenses and Integration Costs 15 32 12 29 (11) (4) 9 12 26 Other Normalization EBITDA Adjustments (12) Pro Forma EBITDA Adjustments 20 35 11 27 Adjusted EBITDA 137 263 55 181 Refer to footnotes on following slides; figures may not foot due to rounding 20

APPENDIX Combined Company Non-GAAP Reconciliations 6/30/23 Combined Company Revenue ($MM) (1) LTM Forward GAAP Revenue 1,820 Omni Adjusted Revenue 1,643 (13) 240 Run-Rate Revenue Synergy Opportunities (13) 3,703 Combined Company Adjusted Revenue Including Revenue Synergy Opportunities Combined Company Debt ($MM) 6/30/23 (14) 1,850 New Debt Financing (Giving Effect to the Closing of the Transaction and Related Financing) Forward Finance Lease Liabilities 35 Omni Finance Lease Liabilities 14 Combined Company Debt (Giving Effect to the Closing of the Transaction and Related Financing) 1,899 6/30/23 Combined Company Adjusted EBITDA Including Synergy Opportunities ($MM) (1) LTM Forward Adjusted EBITDA 287 Omni Adjusted EBITDA 181 (13) 75 Run-Rate Cost Synergy Opportunities (13) 544 Combined Company Adjusted EBITDA Including Full Realization of Cost Synergy Opportunities (13) Run-Rate EBITDA Impact of Revenue Synergy Opportunities 50 (13) 594 Combined Company Adjusted EBITDA Including Full Realization of Revenue and Cost Synergy Opportunities (13) 3.5x Total Combined Company Debt / Combined Company Adjusted EBITDA Including Full Realization of Cost Synergy Opportunities Refer to footnotes on following slides; figures may not foot due to rounding 21

APPENDIX Non-GAAP Reconciliation Footnotes 1. June 30, 2023 LTM figures calculated as (i) such figures for the fiscal year ended December 31, 2022 plus (ii) such figures for the six months ended June 30, 2023 less (iii) such figures for the six months ended June 30, 2022 2. Forward Share Based Compensation – relates to non-cash stock compensation expense 3. Forward Due Diligence and Integration Costs – represents advisor fees and due diligence costs related to executed and terminated acquisitions as well as integration-related expenses of acquired businesses 4. Forward Reduction in Workforce – represents impact of a Forward Air 2023 reduction in workforce initiative 5. Omni Pre-acquisition Revenue and Adjustments – represents revenue of certain entities acquired during the applicable period, inclusive of due diligence adjustments, attributable to the portion of such period occurring prior to the consummation of their respective acquisition 6. Omni Other Normalization Revenue Adjustments – represents items considered non-operational, non-recurring, or non-cash in nature 7. Omni Pro Forma Revenue Adjustments – represents pro-forma impact of strategic initiatives and updated customer pricing as if each of the foregoing was implemented as of the first day of the applicable period 8. Omni Pre-acquisition Earnings and Adjustments – represents earnings of certain entities acquired during the applicable period, inclusive of due diligence adjustments, attributable to the portion of such period occurring prior to the consummation of their respective acquisition 9. Omni Fair Value Adjustment of Contingent Consideration – represents removal of fair value adjustments for performance based earn-out payments for certain acquired entities 22

APPENDIX Non-GAAP Reconciliation Footnotes (Cont’d) 10. Omni Transaction Expenses and Integration Costs – represents advisor fees and due diligence costs related to executed and terminated acquisitions as well as integration-related expenses of certain acquired businesses 11. Omni Other Normalization EBITDA Adjustments – represents items considered non-operational or non-recurring such as non-recurring bad debt expenses, sponsor and board fees, FX gains and losses, and other non-recurring and non-cash expenses 12. Omni Pro Forma EBITDA Adjustments – represents pro forma impact of strategic initiatives, updated customer pricing, and profitability initiatives including facilities consolidations and a reduction-in-force in 2022 and 2023, as if each of the foregoing was implemented as of the first day of the applicable period 13. Assumes full realization of expected synergy opportunities, based on management estimates. Synergy opportunities are exclusive of one-time costs necessary to achieve such synergies, estimated to be approximately $36MM. Estimated revenue-based EBITDA synergy opportunities have been converted into EBITDA estimates assuming the full realization of the revenue synergy opportunities, based on an assumed margin percentage of 21%. This assumed margin percentage is based on management’s estimates and an analysis of incremental margin by revenue segment 14. Each of Forward’s and Omni’s existing credit facilities is expected to be repaid at closing 23